Exhibit 1


Exhibit 1. Joint Filing Agreement, dated as of July 15, 2003, by and among the Reporting Persons


              JOINT FILING AGREEMENT PURSUANT TO RULE 13D-1(K)(1)

This agreement, dated July 15, 2003, is made pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended (the "Act") by and among the parties listed below, each referred to herein as a "Joint Filer." The Joint Filers agree that a statement of beneficial ownership as required by
Section 13(d) of the Act and the Rules thereunder may be filed on each of their behalf on Schedule 13D or Schedule 13G, as appropriate, and that said joint filing may thereafter be amended by further joint filings. The Joint Filers state that they each satisfy the requirements for making a joint filing under Rule 13d-1.

                           [SIGNATURE PAGE FOLLOWS]





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                                       SIGNATURE

Dated:  July 15, 2003

                                       MATLINPATTERSON LLC


                                       By: /s/ Mark R. Patterson
                                           ----------------------------------
                                       Name:  Mark R. Patterson
                                       Title: Member



                                       MATLINPATTERSON ASSET MANAGEMENT LLC

                                       By: MatlinPatterson LLC, its Manager



                                       By: /s/ Mark R. Patterson
                                           -----------------------------------
                                       Name:  Mark R. Patterson
                                       Title:  Chairman



                                       MATLINPATTERSON GLOBAL OPPORTUNITIES
                                       PARTNERS L.P.

                                       By:  MatlinPatterson Global Partners
                                            LLC, its General Partner



                                       By: /s/ Mark R. Patterson
                                          -----------------------------------
                                       Name:  Mark R. Patterson
                                       Title: Director



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                                       MATLINPATTERSON GLOBAL OPPORTUNITIES
                                       PARTNERS (BERMUDA) L.P.

                                       By:  MatlinPatterson Global Partners
                                            LLC, its General Partner



                                       By:  /s/ Mark R. Patterson
                                          ------------------------------------
                                          Name:  Mark R. Patterson
                                          Title: Director



                                       MATLINPATTERSON GLOBAL PARTNERS LLC



                                       By: /s/ Mark R. Patterson
                                           -----------------------------------
                                           Name:  Mark R. Patterson
                                           Title:  Director



                                       MATLINPATTERSON GLOBAL ADVISERS LLC



                                       By: /s/ Mark R. Patterson
                                           -----------------------------------
                                           Name:  Mark R. Patterson
                                           Title:  Chairman



                                       DAVID J. MATLIN

                                       By: /s/ David J. Matlin
                                           ----------------------------------
                                           Name:  David J. Matlin



                                       MARK R. PATTERSON

                                       By:  /s/ Mark R. Patterson
                                            ----------------------------------
                                            Name:  Mark R. Patterson